                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 11, 2000



                         JACK HENRY & ASSOCIATES, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Delaware                   0-14112                    43-1128385
   ------------------------  -----------------------   ------------------------
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
       of Incorporation)



                 663 Highway 60, P.O. Box 807, Monett, MO 65708
               --------------------------------------------------
               (Address of principal executive offices)(zip code)



      Registrant's telephone number, including area code:  (417) 235-6652

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Item 7 of the Company's Current Report on Form 8-K dated June 7, 2000, is hereby amended as set forth below. The exhibits referenced therein are not amended hereby.

As previously reported on a Current Report on Form 8-K dated June 7, 2000, the Company acquired 100% of the outstanding common stock of Symitar in exchange for $44,000,000. As a result of the transaction, Symitar became a wholly owned subsidiary of the Company.

     (a)  Audited financial statements of business acquired

          Independent Auditors' Report

          Balance Sheet as of December 31, 1999

          Statement of Income for the year ended December 31, 1999

          Statement of Stockholders' Equity for the year ended December 31, 1999

          Statement of Cash Flows for the year ended December 31, 1999

          Notes to Financial Statements

     (b)  Pro Forma Unaudited Financial Information

          Combined Statement of Income, Year Ended June 30, 1999

          Combined Statement of Income, Nine Months Ended March 31, 2000

     (c)  Exhibits

          Independent Auditors' Consent

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 11, 2000                             JACK HENRY & ASSOCIATES, INC.
                                                             (Registrant)

                                                     By:  /s/ Terry W. Thompson
                                                        -----------------------
                                                        Terry W. Thompson
                                                        Chief Financial Officer

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
  Symitar Systems, Inc.:

     We have audited the accompanying balance sheet of Symitar Systems, Inc. (the "Company") as of December 31, 1999 and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE & TOUCHE LLP

San Diego, California
March 15, 2000

                             SYMITAR SYSTEMS, INC.
                                 BALANCE SHEET


                                                             DECEMBER 31, 1999
                                                             -----------------
ASSETS
Current Assets:
  Cash and cash equivalents.................................     $5,026,927
  Accounts receivable.......................................      2,417,906
  Inventories...............................................        346,425
  Prepaid expenses..........................................        139,777
                                                                 ----------
     Total current assets...................................      7,931,035
Property -- net.............................................      1,460,215
Other assets................................................         74,189
                                                                 ----------
Total assets................................................     $9,465,439
                                                                 ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..........................................     $  248,100
  Accrued and other liabilities.............................      1,167,279
  Deferred revenue..........................................      4,407,765
                                                                 ----------
     Total current liabilities..............................      5,823,144
                                                                 ----------
Commitments (See Note 3 and 4)
Stockholders' Equity:
  Common stock, no par, 10,000 shares authorized, 900 shares
     issued and outstanding.................................         30,000
  Retained earnings.........................................      3,612,295
                                                                 ----------
     Total stockholders' equity.............................      3,642,295
                                                                 ----------
Total.......................................................     $9,465,439
                                                                 ==========

See Notes to Financial Statements.

                             SYMITAR SYSTEMS, INC.
                              STATEMENT OF INCOME

                                                               YEAR ENDED
                                                            DECEMBER 31, 1999
                                                            -----------------

Revenues:
  Software and installations............................       $15,660,963
  Hardware..............................................         9,262,607
  Maintenance and support...............................         7,881,235
                                                               -----------
     Total revenues.....................................        32,804,805
                                                               -----------
Cost of Revenues:
  Cost of hardware......................................         6,116,108
  Cost of services......................................         8,387,360
                                                               -----------
     Total cost of revenues.............................        14,503,468
                                                               -----------
Gross Profit............................................        18,301,337
                                                               -----------
Operating Expenses:
  Salaries and benefits.................................         9,467,877
  General and administrative............................         2,573,054
  Marketing and travel..................................           758,941
  Depreciation and amortization.........................           479,163
                                                               -----------
     Total operating expenses...........................        13,279,035
                                                               -----------
Income from operations..................................         5,022,302
                                                               -----------
Other Income (Expense):
  Interest income.......................................           322,985
  Loss on disposal of assets............................              (170)
                                                               -----------
     Total other income -- net..........................           322,815
                                                               -----------
Income before income taxes..............................         5,345,117
Provision for income taxes..............................            82,826
                                                               -----------
Net income..............................................       $ 5,262,291
                                                               ===========

See Notes to Financial Statements.

                             SYMITAR SYSTEMS, INC.
                       STATEMENT OF STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 1999


                                                   COMMON STOCK
                                                 -----------------     RETAINED
                                                 SHARES    AMOUNT      EARNINGS         TOTAL
                                                 ------    -------    -----------    -----------
BALANCE, JANUARY 1, 1998.....................     900      $30,000    $ 4,621,756    $ 4,651,756
  Distributions to stockholders..............                          (6,271,752)    (6,271,752)
  Net income.................................                           5,262,291      5,262,291
                                                  ---      -------    -----------    -----------
BALANCE, DECEMBER 31, 1999...................     900      $30,000    $ 3,612,295    $ 3,642,295
                                                  ===      =======    ===========    ===========

See Notes to Financial Statements.

                             SYMITAR SYSTEMS, INC.
                            STATEMENT OF CASH FLOWS

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1999
                                                              ------------

Operating Activities:
Net income..................................................  $ 5,262,291
Adjustments to Reconcile Net Income to Net Cash from
  Operating Activities:
  Depreciation and amortization.............................      479,163
  Loss on disposal of assets................................          170
  Changes in Assets and Liabilities:
     Accounts receivable....................................    1,277,639
     Inventories............................................      381,555
     Prepaid expenses.......................................       28,674
     Other assets...........................................       (7,984)
     Accounts payable.......................................     (975,494)
     Accrued and other liabilities..........................       75,995
     Deferred revenue.......................................   (4,163,407)
                                                              -----------
       Net cash from operating activities...................    2,358,602
                                                              -----------
Investing activities -- Acquisition of property.............     (344,640)
                                                              -----------
Financing activities -- Distribution to stockholders........   (6,271,752)
                                                              -----------
Net increase (decrease) in cash and cash equivalents........   (4,257,790)
  Cash and cash equivalents at beginning of period..........    9,284,717
                                                              -----------
Cash and cash equivalents at end of period..................  $ 5,026,927
                                                              ===========
Supplemental Disclosure of Cash Flow Information
  Income taxes paid.........................................  $   125,617
                                                              ===========

See Notes to Financial Statements.

                             SYMITAR SYSTEMS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1999

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS -- Symitar Systems, Inc. (the "Company") is a California corporation engaged in the design and development of data processing software systems primarily for the credit union industry, which it sells together with related hardware, program maintenance and software developed by third parties. The Company's customers are primarily located throughout the United States.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

     REVENUE AND COST RECOGNITION -- Revenue is recognized under the provisions of Statement of Position ("SOP") 97-2, "Software Revenue Recognition". Revenues include sales of hardware, third-party software, proprietary software, conversion services and software maintenance. Revenues and costs from hardware and third-party software sales are recognized upon shipment. Revenues and costs from sales of proprietary software and conversion services are recognized over the period of conversion. Revenues and costs from software maintenance are recognized ratably over the maintenance period.

     CASH EQUIVALENTS -- Cash equivalents consist of investment instruments purchased with an original maturity of three months or less.

     ACCOUNTS RECEIVABLE -- Based upon past experience, management anticipates that all receivables are collectible, therefore no allowance for doubtful accounts has been established.

     INVENTORIES -- Inventories consist of various types of hardware and third-party software and are stated at the lower of cost or market. Cost is generally determined on the first-in, first-out method.

     PROPERTY -- Property is stated at cost. Depreciation on computer equipment, furniture and software is provided using the straight-line method over the estimated useful lives of the assets (generally three to ten years). Leasehold improvements are amortized, using the straight-line method, over the shorter of the life of the improvement or the remaining lease term.

     DEFERRED REVENUE -- Deferred revenue represents amounts billed to customers in advance of revenue earned.

     INCOME TAXES -- The Company has elected to be taxed as a Subchapter S corporation for federal and state purposes. Under this election, the Company is not liable for federal taxes on income and is liable for only 1.5% of state taxable income. Accordingly, the earnings of the Company are reported on the stockholders' federal and state income tax returns.

     CONCENTRATION OF CREDIT RISK -- The Company invests its excess cash in money market accounts. At December 31, 1999 the Company had deposits in excess of federally insured limits of approximately $4,526,627.

     The Company sells its products to credit unions throughout the United States and generally does not require collateral. Adequate reserves (which are insignificant at December 31, 1999) are maintained for potential credit losses.

                             SYMITAR SYSTEMS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


2.  BALANCE SHEET DETAILS AT DECEMBER 31, 1999

Property -- At Cost:
Computer equipment..........................................   $ 1,723,304
Furniture...................................................       999,079
Leasehold improvements......................................       316,440
Software....................................................       341,201
                                                               -----------
                                                                 3,380,024
Less accumulated depreciation and amortization..............    (1,919,809)
                                                               -----------
Total.......................................................   $ 1,460,215
                                                               ===========

3.  COMMITMENTS

     EMPLOYEE BENEFIT PLAN -- The Company has an employee profit sharing plan with a 401(k) deferred compensation provision. The plan covers employees over 21 years old who have completed one year of service. The Company's contributions are based upon the employees' compensation and voluntary employee deferrals. Expense related to the plan was $983,253 for the year ended December 31, 1999.

     OPERATING LEASE -- The Company leases office space under an operating lease that expires in August 2004. The Company has an option to renew the lease for an additional five years. Rent expense for the years ended December 31, 1999 was $933,314. Payments under the lease are personally guaranteed by the Company's stockholders. Future annual minimum lease payments are as follows:

2000........................................................   $  745,643
2001........................................................      799,033
2002........................................................      874,119
2003........................................................      948,336
2004........................................................      572,486
                                                               ----------
Total.......................................................   $3,939,617
                                                               ==========

4.  SUBSEQUENT EVENTS

     DIVIDEND -- The Board of Directors approved the distribution of $900,000 in dividends to stockholders of record as of January 14, 2000.

     SALE OF THE COMPANY (UNAUDITED) -- On June 7, 2000, the stockholders of the Company consummated the sale of the Company to Jack Henry & Associates, Inc. for $44,000,000 in cash.

     DIVIDENDS -- The Board of Directors approved distributions of $1,500,000 and $1,212,294 to stockholders of record as of April 14, 2000 and April 28, 2000, respectively.

(b)  Pro Forma Unaudited Financial Information

                         JACK HENRY & ASSOCIATES, INC.
                             SYMITAR SYSTEMS, INC.
                     PROFORMA COMBINED STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1999
                                  (Unaudited)
                     (in Thousands, Except Per Share Data)


                                                                       PROFORMA
                                            JKHY         SYMITAR     ADJUSTMENTS   COMBINED
                                         ----------     ---------    -----------   --------
Revenues:
  Software licensing &
    installation......................    $ 47,181       $15,294                    $ 62,475
  Maintenance/support & service.......      71,278         6,104                      77,382
  Hardware sales .....................      75,068        19,593                      94,661
                                          --------       -------      -------       --------
    Total revenues....................     193,527        40,991                     234,518

Cost of sales:
  Cost of hardware....................      54,661        12,935                      67,596
  Cost of services....................      52,582        14,032        2,271         68,885
                                          --------       -------      -------       --------
    Total cost of sales...............    $107,243       $26,967                    $136,481
                                          --------       -------      -------       --------
Gross profit..........................    $ 86,284       $14,024                    $ 98,037

Operating Expenses:
  Selling & marketing.................      14,030         2,152                      16,182
  Research & development..............       5,183           788                       5,971
  General & administrative............      17,347           644                      17,991
                                          --------       -------      -------       --------
    Total Operating Expenses..........    $ 36,560       $ 3,584                    $ 40,144
                                          --------       -------      -------       --------
Operating income from continuing
    operations........................    $ 49,724       $10,440                    $ 57,893

Other Income (Expense):
  Interest income ....................       1,619           324                       1,943
  Interest expense....................         (93)                    (3,357)        (3,450)
  Other, net..........................         363            (9)                        354
                                          --------       -------      -------       --------
    Total other income (expense)......    $  1,889       $   315                    $ (1,153)

Income from continuing operations
    before income taxes ..............    $ 51,613       $10,755                    $ 56,740
Provision for income taxes............      18,887           128        1,718         20,733
                                          --------       -------      -------       --------
Income from continuing
    operations........................    $ 32,726       $10,627                    $ 36,007
Net loss from discontinued
    operations........................        (758)                                     (758)
                                          --------       -------      -------       --------
Net income............................    $ 31,968       $10,627                    $ 35,249
                                          ========       =======      =======       ========
Diluted earnings per share from
  continuing operations:
Income from continuing operations.....    $   0.77                                  $   0.84
Loss from discontinued
  operations..........................    $  (0.02)                                 $  (0.02)
                                          --------                                  --------
Net income per share..................    $   0.75                                  $   0.83
                                          ========                                  ========
Diluted weighted average shares
  outstanding.........................      42,641                                    42,641
                                          ========                                  ========
Basic earnings per share:
Income from continuing operations.....    $   0.81                                  $   0.89
Loss from discontinued
  operations..........................    $  (0.02)                                 $  (0.02)
                                          --------                                  --------
Net income per share..................    $   0.79                                  $   0.87
                                          ========                                  ========
Basic weighted average shares
  outstanding.........................      40,337                                    40,337
                                          ========                                  ========

                         JACK HENRY & ASSOCIATES, INC.
                             SYMITAR SYSTEMS, INC.
                     PROFORMA COMBINED STATEMENT OF INCOME
                        NINE MONTHS ENDED MARCH 31, 2000
                                  (Unaudited)
                     (In Thousands, Except Per Share Data)

                                                                   PROFORMA
                                            JKHY        SYMITAR   ADJUSTMENTS   COMBINED
                                         ----------     -------   -----------   ---------
Revenues:
  Software licensing &
    installation......................    $ 35,888       $ 6,734               $ 42,622
  Maintenance/support & service.......      69,812         5,766                 75,578
  Hardware sales .....................      50,231         6,969                 57,200
                                          --------       -------      -------   --------
    Total revenues....................     155,931        19,469                175,400

Cost of sales:
  Cost of hardware....................      35,920         4,043                 39,963
  Cost of services....................      54,865         9,924       1,703     66,492
                                          --------       -------      -------   --------
    Total cost of sales...............    $ 90,785       $13,967               $106,455
                                          --------       -------      -------   --------
Gross profit..........................    $ 65,146       $ 5,502               $ 68,945
                                                                                     39%
Operating Expenses:
  Selling & marketing.................      12,514         1,587                 14,101
  Research & development..............       5,780           782                  6,562
  General & administrative............      13,692           510            -    14,202
                                          --------       -------      -------   --------
    Total Operating Expenses..........    $ 31,986       $ 2,879               $ 34,865
                                          --------       -------      -------   --------
Operating income from continuing
   operations.........................    $ 33,160       $ 2,623               $ 34,080

Other Income (Expense):
  Interest income.....................         738           284                  1,022
  Interest expense....................      (1,143)           --      (2,518)    (3,661)
  Other, net..........................       1,629            (1)                 1,628
                                          --------       -------      -------   --------
    Total other income (expense)......    $  1,224       $   283               $ (1,011)

Income from continuing operations
   before income taxes ...............    $ 34,384       $ 2,906               $ 33,069
Provision for income taxes............      11,468            22        (495)    10,995
                                          --------       -------      -------   --------
Income from continuing
   operations.........................    $ 22,916       $ 2,884               $ 22,075
Net loss from discontinued
   operations.........................        (332)                                (332)
                                          --------       -------      -------   --------
Net income............................    $ 22,584       $ 2,884               $ 21,743
                                          ========       =======      =======   ========
Diluted earnings per share from
   continuing operations:
Income from continuing operations.....    $   0.54                             $   0.52
Loss from discontinued
   operations.........................    $  (0.01)                            $  (0.01)
                                          --------                              --------
Net income per share..................    $   0.53                             $   0.51
                                          ========                              ========
Diluted weighted average shares
  outstanding.........................      42,343                               42,343
                                          ========                              ========
Basic earnings per share:
Income from continuing operations.....    $   0.56                             $   0.54
Loss from discontinued
  operations..........................    $  (0.01)                            $  (0.01)
                                          --------                              --------
Net income per share..................    $   0.55                             $   0.53
                                          ========                              ========

Basic weighted average shares
  outstanding.........................      40,771                               40,771
                                          ========                              ========

                         JACK HENRY & ASSOCIATES, INC.
                              SYMITAR SYSTEMS, INC.
                NOTES TO UNAUDITED PROFORMA FINANCIAL STATEMENTS

DESCRIPTION OF THE COMPANY

Jack Henry & Associates, Inc. ("JKHY") is a computer software company which has developed several banking software systems. The Company's revenues are predominantly earned by marketing those systems to financial institutions nationwide along with the computer (hardware) and by providing the conversion and software customization services necessary for a financial institution to install JKHY software systems. JKHY also provides continuing support and maintenance services to customers using the system. JKHY also processes ATM transactions for financial institutions in the United States.

Symitar Systems, Inc. ("Symitar") is a California corporation engaged in the design and development of data processing software systems primarily for the credit union industry, which it sells together with related hardware, program maintenance and software developed by third parties. Symitar's customers are primarily located throughout the United States.

OTHER SIGNIFICANT ACCOUNTING POLICIES

The Accounting policies followed by JKHY are set forth in Note 1 to the Company's consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 30, 1999.

The accounting policies followed by Symitar are set forth in the audited financial statements as part of this Form 8-K filing, under Item 7, part (a).

PROFORMA ADJUSTMENTS

The Unaudited Pro Forma Combined Statements of Income combine JKHY consolidated historical results of operations for the year ended June 30, 1999 and the nine months ended March 31, 2000 with Symitar's historical results for the same periods. Adjustments include amortization expense for the acquired goodwill of Symitar and the interest expense has been adjusted to reflect the debt incurred at the interest rate of 7.63% (the current interest rate), as if the acquisition had occurred as of the beginning of the earliest period reported. Income taxes have been adjusted to reflect the effective tax rate as if the acquisition had occurred as of the beginning of the earliest period reported.

(c)  EXHIBIT


     INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-65231, 33-65251, 33-69299 and 33-16989 of Jack Henry & Associates, Inc.,
     on Form S-8, of our report dated March 15, 2000, related to the financial statements of Symitar Systems, Inc. for the year ended December 31, 1999, appearing in the Current Report on Form 8K/A of Jack Henry & Associates, Inc., dated August 11, 2000.


     /s/  Deloitte & Touche LLP
     San Diego, California

     August 11, 2000